EXHIBIT 10.2
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                         CANANDAIGUA WINE COMPANY, INC.

                           INCENTIVE STOCK OPTION PLAN

     This Incentive Stock Option Plan was approved by the Board of Directors of the Company by unanimous written consent as of June 23, 1997 and shall be effective upon approval by the stockholders of the Company. Certain capitalized terms used in the Plan are defined in Annex A.

1.   PURPOSE

     The Plan is designed to enable the Company to attract and retain valued employees and to provide them with incentives to maintain and enhance the Company's long-term performance record by aligning the interests of the Participants and the stockholders of the Company through the grant of Incentive Stock Options.

2.   ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall possess the authority, in its discretion, (a) to determine the employees of the Company to whom Incentive Stock Options shall be granted and the time or times at which such Incentive Stock Options shall be granted; (b) to determine at the time of grant the number of shares to be subject to each Incentive Stock Option;
(c) to prescribe the form of the instrument representing such Incentive Stock Option; (d) to establish any appropriate terms and conditions applicable to the Incentive Stock Options, including any limitations on grants, vesting or exercisability, and to make any amendments to such instruments or the Incentive Stock Options which may, without limitation, include any acceleration of vesting or exercisability, waiver of any condition or requirement or taking of other action consistent with the purposes of the Plan; (e) to interpret and construe the Plan; (f) to make and amend rules and regulations relating to the Plan; and
(g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations shall be conclusive and binding on all Participants and all persons claiming under or through any Participant. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Incentive Stock Option granted under the Plan.

     No outstanding Incentive Stock Option may be exercised by any person if the Participant to whom the Incentive Stock Option is granted (x) is, or at any time after the date of grant has been, in competition with the Company or its affiliates or (y) has been terminated by the Company for Cause. The Committee shall determine, in its discretion, whether a Participant's actions constitute competition with the Company or its affiliates.

3.   ELIGIBLE EMPLOYEES

     All employees of the Company are eligible to receive Incentive Stock Options under the Plan.

4.   SHARES AVAILABLE

     The total number of shares of the Company's Common Stock available for Incentive Stock Options under the Plan in the aggregate shall be one million shares. The maximum number of Shares which may be subject to Incentive Stock Options granted to any individual Covered Employee in any fiscal year shall not exceed 2 1/2% of the outstanding Common Stock as of the date the Plan is approved by the Board of Directors. Shares subject to Incentive Stock Options may be authorized and unissued shares or may be treasury shares.

     If an Option expires, terminates or is cancelled without being exercised or becoming vested, new Incentive Stock Options may thereafter be granted under the Plan covering such shares unless the applicable Rules under Section 16(b) of the Exchange Act or Sections 162(m) or 422 of the Code require otherwise.

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5.   INCENTIVE STOCK OPTIONS

     The Committee shall make such awards of Incentive Stock Options as it shall, in its discretion, determine. Only employees of the Company shall be eligible to receive Incentive Stock Options. No Incentive Stock Options shall be granted more than ten years after the date the Plan is approved by the Board of Directors. Each Stock Option Award shall specify the following terms and conditions, as well as any other terms, conditions, limitations and restrictions specified by the Committee:

     (a) EXERCISE PRICE. The exercise price per Share for each Incentive Stock Option shall equal the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. If any Incentive Stock Option is granted to a Participant who at the time of the Incentive Stock Option is a Ten-Percent Holder, the exercise price of the Incentive Stock Option shall be at least 110% of the Fair Market Value on the date the Incentive Stock Option is made.

     (b) DURATION OF OPTION. The duration of each Incentive Stock Option shall be specified. Each Incentive Stock Option shall specify that it shall not be exercisable after the expiration of ten years from the date such option is granted unless a longer term is permitted or a shorter term is required under Section 422 of the Code. In the case of an Incentive Stock Option granted to a Ten-Percent Holder, the Incentive Stock Option shall not, by its terms, be exercisable more than five years from its date of grant.

     (c) EXERCISE TERMS. Each Incentive Stock Option granted under the Plan shall become exercisable in five equal annual installments commencing on the first anniversary of the date of grant except as otherwise provided by the Committee. Stock Options may be partially exercised from time to time during the period extending from the time they first become exercisable in accordance with the terms of the Incentive Stock Option until the expiration of the exercise period specified in the Incentive Stock Option. Incentive Stock Options may only be exercised by the Participant (or his legal representative, if Participant is disabled) during Participant's lifetime.

     (d) PAYMENT OF EXERCISE PRICE. An Incentive Stock Option shall be exercised upon such notice as is required by the Committee accompanied by payment in full of the exercise price for the Shares being acquired in such form as the Committee may provide in accordance with Section 6 of the Plan, together with all applicable withholding taxes as provided in Section 7 of the Plan.

     (e) MAXIMUM VALUE OF INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (on the date of grant) of the Shares as to which all incentive stock options granted under the Plan or any other plan of the Company first become exercisable during any calendar year by a Participant shall not exceed $100,000.

6.   PAYMENT FOR EXERCISE OF INCENTIVE STOCK OPTIONS

     The exercise price of Incentive Stock Options shall be paid to the Company upon exercise in the manner which the Committee may determine, which may include
(a) delivery of cash or a check in the amount of the exercise price of the Shares to be acquired under the Incentive Stock Option, (b) tendering previously acquired Shares having a Fair Market Value at the time of delivery equal to the exercise price of the Shares to be acquired under the Incentive Stock Option,
(c) delivery of irrevocable instructions to a broker or other agent acceptable to the Company to promptly sell Shares received under the Incentive Stock Option and to deliver to the Company the amount of proceeds to pay the exercise price related to the Shares to be acquired under the Incentive Stock Option, or (d) such other method of payment as the Committee in its discretion deems appropriate, in each case together with all applicable withholding taxes as provided in Section 7. Previously acquired Shares tendered in payment must have been owned by Participant for at least six months prior to the tender in payment of an Option.

7.   WITHHOLDING TAXES

     Whenever required by law in connection with an Incentive Stock Option, the Company shall require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local income and

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employment withholding tax requirements prior to the delivery of any certificate or certificates for Shares or to take any other appropriate action to satisfy such withholding requirements, including any method permitted for payment under
Section 6 as determined by the Committee. To the extent permitted under such rules as the Committee may promulgate and in compliance with any requirements to avoid violations under Section 16(b) of the Exchange Act and related Rules, the Participant may satisfy such obligation in whole or in part by electing to have the Company withhold Shares from the Shares to which the Participant is otherwise entitled under the Incentive Stock Option.

8.   INCENTIVE STOCK OPTIONS NOT TRANSFERABLE

     Unless transferability is permitted under certain conditions as determined by the Committee and applicable IRS Rules for incentive stock options, no Incentive Stock Option is transferable by the Participant other than by will or the laws of descent and distribution. An Incentive Stock Option shall be exercisable only by the Participant, the Participant's legal representative, or the Participant's permitted transferees.

9.   GENERAL RESTRICTION ON ISSUANCE OF STOCK CERTIFICATES

     The Company shall not be required to deliver any certificate upon the exercise of any Incentive Stock Option until it has been furnished with such documents as it may deem necessary to insure compliance with any law or Rules of the SEC or any other governmental authority having jurisdiction under the Plan. Certificates for Shares delivered upon such grant or exercise shall bear legends restricting transfer or other restrictions or conditions to the extent required by law or determined by the Committee. Each Incentive Stock Option under the Plan is subject to the condition that, if at any time the Committee shall determine that the listing, registration or qualification of the Shares subject to such Incentive Stock Option under any state or federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of the granting of such Incentive Stock Options or the issue or purchase of Shares thereunder, such Incentive Stock Options may not vest or be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

10.  TERMINATION OF EMPLOYMENT

     If the employment of a Participant terminates by reason of the Participant's Disability or death, any Incentive Stock Option may be exercised by the Participant, the Participant's designated beneficiary or legal representative or permitted transferee at any time on or prior to the earlier of the expiration date of the Option or the expiration of one year after the date of Disability or death but only if, and to the extent that the Participant was entitled to exercise or receive the Incentive Stock Option at the date of Disability or death and subject to such other terms and conditions as may be specified in the Incentive Stock Option. In the event of the Participant's Retirement or other termination of employment, any Incentive Stock Option may be exercised by the Participant, the Participant's designated beneficiary or legal representative at any time on or prior to the earlier of the expiration date of the option or the expiration of thirty days after the date of Retirement or termination but only if, and to the extent that, the Participant was entitled to exercise the Incentive Stock Option at the date of Retirement or termination, subject to such other terms and conditions as may be specified in the Incentive Stock Option and the Plan. All Incentive Stock Options or any portion thereof not yet vested or exercisable on the date of Disability or death shall terminate immediately on the date of termination. All Incentive Stock Options or any portion thereof not yet vested or exercisable on the date of termination other than by reason of Disability or death shall terminate immediately on the date of termination.

11.  ADJUSTMENT OF INCENTIVE STOCK OPTIONS

     In the event of any change in the Common Stock of the Company by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares authorized under Section 4 for the Plan, the number and kind of shares which thereafter are subject to Incentive Stock Options under the Plan and the number and kind of unexercised Incentive Stock Options and the exercise price per share shall be adjusted

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automatically  consistent  with such change to prevent  substantial  dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

12.  NO EMPLOYMENT RIGHTS

     The Plan and any Incentive Stock Options granted under the Plan shall not confer upon any Participant any right with respect to continuance as an employee of the Company, nor shall the Plan or such Incentive Stock Options interfere in any way with the right of the Company to terminate the Participant's position as an employee or director at any time.

13.  RIGHTS AS A SHAREHOLDER

     The recipient of any Incentive Stock Option under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for the underlying Shares are issued to the recipient, except as otherwise specifically provided by the Committee.

14.  SECTION 162(m) CONDITIONS

     It is the intent of the Company that the Plan and Incentive Stock Options granted under the Plan satisfy and be interpreted in a manner that satisfies any applicable requirements of Code Section 162(m) as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Code Section 162(m) shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Committee in any manner so that certain provisions of the Plan or any Incentive Stock Option intended (or required in order) to satisfy the applicable requirements of Code
Section 162(m) are applicable only to Covered Employees.

15.  AMENDMENT AND DISCONTINUANCE

     The Plan and any Incentive Stock Option outstanding under the Plan may be amended, modified or terminated by the Committee at any time and all Incentive Stock Options shall be subject to the Plan as amended from time to time, except that the Committee may not, without approval of the Participant to whom the Incentive Stock Option was granted or his legal representative or permitted transferee adversely affect the rights of such person under such Incentive Stock Option. No amendment, modification, or termination of the Plan shall be effective without stockholder approval if such approval is required under applicable law or Rule or any regulation of the stock market on which the Common Stock is traded.

16.  CHANGE IN CONTROL

     (a) Notwithstanding other provisions of the Plan, in the event of a Change in Control of the Company, all of a Participant's Incentive Stock Options shall become immediately vested and exercisable or fully earned at the maximum amount, except with respect to Covered Employees for "performance based compensation" as otherwise determined by the Committee.

     (b) In the event of a Change in Control, in the discretion of the Committee, each Participant who is a Section 16 insider with respect to whom the Change in Control might result in a violation under Section 16(b) of the Exchange Act, may receive, in exchange for the surrender of the Incentive Stock Option, an amount of cash equal to the difference between the fair market value (based on the kind and amount of any securities, cash, other property or other consideration to be received with respect to each Share in the Change in Control transaction as determined by the Committee) of the Common Stock covered by the Incentive Stock Option and the option price of such Common Stock under the Incentive Stock Option.

     (c) Notwithstanding the foregoing, the Plan and any Incentive Stock Options outstanding under the Plan shall be binding upon any successor to the Company, whether such successor is the result of a direct or indirect purchase, merger, consolidation or other acquisition of all or substantially all of the business and/or assets of the Company.

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17.  GOVERNING LAW

     The Plan and any Incentive Stock Option made pursuant to it shall be construed under the laws of the State of Delaware.



Dated: June 23, 1997                              CANANDAIGUA WINE COMPANY, INC.
            --

                                                  By:     /s/ Richard Sands
                                                          --------------------
                                                  Title:  President
                                                          --------------------

Date of Stockholder Approval  July 22, 1997
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                                     ANNEX A
                                       TO
                           INCENTIVE STOCK OPTION PLAN

                               CERTAIN DEFINITIONS

     Capitalized terms used in the Plan shall have the meanings set forth below:

"CAUSE" means, solely for the purposes of the Plan, gross negligence or willful misconduct or commission of a felony or an act of moral turpitude determined by the Committee to be detrimental to the best interests of the Company or, if the Participant is subject to a written agreement with the Company "cause" shall have the meaning set forth in that agreement.

"CHANGE IN CONTROL" means:

     (a) there shall be consummated:

          (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which any Shares are to be converted into cash, securities or other property, provided that the consolidation or merger is not with a corporation which was a direct or indirect wholly-owned subsidiary of the Company or a parent of the Company immediately before the consolidation or merger; or

          (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

     (b) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

     (c) any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the voting control of the Company's then outstanding common stock, provided that such person shall not be a wholly-owned subsidiary of the Company immediately before it becomes such 30% beneficial owner of voting control; or

     (d) individuals who constitute the Company's Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided, however, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (d), considered as though such person were a member of the Incumbent Board.

"CODE" means the Internal Revenue Code of 1986, as amended.

"COMPANY" means Canandaigua Wine Company, Inc. and its Subsidiaries, except where the context indicates that only the parent company is intended.

"COMMITTEE" means the committee appointed by the Company's Board of Directors (the "Committee") consisting of not fewer than the number of members of the Board of Directors required under Code Section 162(m) and the Rules of the IRS thereunder for determining performance based compensation which is deductible by the Company who are "outside directors" as defined from time to time under the IRS Rules and, to the extent possible are also "Non-Employee Directors" as defined from time to time under the SEC Rules for approval of Incentive Stock Options exempt from Section 16(b). If any member of the Committee does not qualify as an "outside director", Incentive Stock Options under the Plan for Covered Employees shall be administered by a subcommittee of the Committee comprised solely of members who qualify as outside directors to the extent desireable to preserve the deductibility of such compensation under Section 162(m) of the Code and such subcommittee shall constitute the Committee for all purposes under the Plan. The full Board of Directors,

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in its  discretion,  may act as the Committee  under the Plan. The Committee may delegate to selected officers of the Company individually or acting as a committee any portion of its authority, except as otherwise expressly provided in the Plan. In the event of a delegation to management, the term "Committee" as used herein shall include the officer or committee with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee
comprised   of  members  of  the  Board  of  Directors   shall  retain   overall
responsibility for the operation of the Plan. Management acting pursuant to delegated authority shall not make awards under the Plan to any Covered Employees or other Section 16 insider.

"COMMON STOCK" means the Class A Common Stock of the Company, par value $.01 per Share.

"COVERED EMPLOYEE" means the Chief Executive Officer of the Company and the four other most highly compensated officers of the Company as such term is defined under the Rules promulgated under Section 162(m) of the Code and such other officers as may be designated by the Committee.

"DISABILITY" means the inability of a Participant to perform his or her duties for a period in excess of the applicable statutory short-term disability coverage provided by the Company. The date of termination with respect to Disability shall be the day following the date such short term disability protection lapses.

"FAIR MARKET VALUE" of a Share means the closing price of the Common Stock on the NASDAQ Stock Market or other national stock exchange on which the Common Stock is actively traded for the date as reported in the WALL STREET JOURNAL, Eastern Edition or such other standard reference service as the Committee may select.

"IRS" means the Internal Revenue Service and, if the context permits, the courts interpreting the Code.

"INCENTIVE STOCK OPTION" means any Stock Option granted under the Plan all of which are designated as "incentive stock options" within the meaning of Section 422 of the Code or any successor or replacement provision.

"PARTICIPANT" means any employee of the Company who has received an Incentive Stock Option under the Plan.

"PLAN" means the Incentive Stock Option Plan of the Company, as amended from time to time.

"RETIREMENT" means a termination of employment by an employee who is at least 60 years of age and after at least 10 years of service with the Company (which shall include entities acquired by the Company, if the Committee so determines).

"RULES" means rules, regulations and interpretations issued by the governmental authority charged with administering any law and any judicial interpretations applicable thereto.

"SEC" means the Securities and Exchange Commission.

"SHARES" means shares of the Company's Class A Common Stock, par value $.01 per share.

"SUBSIDIARIES" means (a) all corporations of which at least fifty percent of the voting stock is owned by the Company directly or through one or more corporations at least fifty percent of whose voting stock is so owned, and (b) partnerships or other entities in which the Company has, either directly or indirectly, at least a fifty percent interest in the capital or profits.

"TEN PERCENT HOLDER" means a Participant who owns stock possessing more than ten percent of the total combined voting power of all classes of capital stock outstanding on the date of determination. OTHER TERMS: Any other terms used in the Plan which are defined in Sections 83, 162(m) or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Incentive Stock Options are granted under the Plan, shall have the meanings set forth in such laws or Rules.

OTHER TERMS: Any other terms used in the Plan which are defined in Sections 83, 163(m) or 421 of the Internal Revenue Code as amended, or the Rules thereunder or corresponding provisions of subsequent laws and Rules in effect at the time Incentive Stock Options are granted under the Plan, shall have the meanings set forth in such laws or Rules.